BRITISH COLUMBIA
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Ministry
of Finance
BC Registry Services

Mailing Address:
PO BOX 9431 Stn Prov Govt
Victoria BC V8W 9V3
www corporateonline gov bc ca

Location:
2nd Floor - 940 Blanshard St
Victoria BC
250 356-8626

CERTIFIED COPY
Of a Document filed with the Province of British Columbia Registrar of Companies

RON TOWNSHEND
March 3, 2009

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: March 3, 2009 11:33 AM Pacific Time

Incorporation Number: **BC0302523**

Recognition Date: Incorporated on December 31, 1985

NOTICE OF ARTICLES

Name of Company:

CARDERO RESOURCE CORP.

REGISTERED OFFICE INFORMATION

Mailing Address:
SUITE 2300, BENTALL 5
550 BURRARD STREET, BOX 30
VANCOUVER BC V6C 2B5
CANADA

Delivery Address:
SUITE 2300, BENTALL 5
550 BURRARD STREET, BOX 30
VANCOUVER BC V6C 2B5
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
SUITE 2300, BENTALL 5
550 BURRARD STREET, BOX 30
VANCOUVER BC V6C 2B5
CANADA

Delivery Address:
SUITE 2300, BENTALL 5
550 BURRARD STREET, BOX 30
VANCOUVER BC V6C 2B5
CANADA

DIRECTOR INFORMATION

ast Name, First Name, Middle Name:
VAN ALPHEN, HENK

Mailing Address:
1354 MCTAVISH ROAD
NORTH SAANICH BC V8L 5T3
CANADA

Delivery Address:
1354 MCTAVISH ROAD
NORTH SAANICH BC V8L 5T3
CANADA

Last Name, First Name, Middle Name:
HARRIS, LEONARD

Mailing Address:
9534 LACOSTA LANE
LITTLETON CO 80124
UNITED STATES

Delivery Address:
9534 LACOSTA LANE
LITTLETON CO 80124
UNITED STATES

Last Name, First Name, Middle Name:
HITZMAN, MURRAY WALTER

Mailing Address:
860 BALLATINE ROAD
GOLDEN CO 80401
UNITED STATES

Delivery Address:
860 BALLATINE ROAD
GOLDEN CO 80401
UNITED STATES

' ast Name, First Name, Middle Name:
itch, Stephan A.

Mailing Address:
62 WANDSWORTH BRIDGE RD.
LONDON SW6 2TH
UNITED KINGDOM

Delivery Address:
62 WANDSWORTH BRIDGE RD.
LONDON SW6 2TH
UNITED KINGDOM

Last Name, First Name, Middle Name:
TALBOT, LAWRENCE W.

Mailing Address:
SUITE 1920 - 1188 WEST GEORGIA STREET
VANCOUVER BC V6E 4A2
CANADA

Delivery Address:
SUITE 1920 - 1188 WEST GEORGIA STREET
VANCOUVER BC V6E 4A2
CANADA

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	Common Shares	Without Par Value Without Special Rights or Restrictions attached